* TF3 *P4

                      SUPPLEMENT DATED JANUARY 12, 1999
                             TO THE PROSPECTUS OF

                           FRANKLIN TAX-FREE TRUST

(TFT3 - Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income
       Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income
 Fund, Franklin Indiana Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income
                Fund, Franklin Pennsylvania Tax-Free Income Fund and Franklin Puerto Rico Tax-Free Income Fund) dated July 1, 1998 as amended January 1, 1999

On January 12, 1999, Franklin Tax-Free Trust's Board of Trustees approved proposals to merge the Franklin Michigan Tax-Free Income Fund into Franklin Michigan Insured Tax-Free Income Fund and the Franklin Indiana Tax-Free Income Fund into Franklin Federal Tax-Free Income Fund, subject to shareholder approval. Franklin Federal Tax-Free Income Fund's Board of Directors also approved the Franklin Indiana Tax-Free Income Fund merger. The investment goal of the Franklin Michigan Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, and Franklin Indiana Tax-Free Income Fund is to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the fund's state as is consistent with prudent investing, while seeking preservation of shareholders' capital. The investment goal of the Franklin Federal Tax-Free Income Fund is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Boards believe these proposed mergers will benefit shareholders.

It is anticipated that in the spring of 1999 shareholders of the Franklin Michigan Tax-Free Income Fund and Franklin Indiana Tax-Free Income Fund will receive a proxy and proxy statement requesting their votes on the applicable merger.

Franklin Michigan Tax-Free Income Fund and Franklin Indiana Tax-Free Income Fund will be closed to new investors after the close of business on January 12, 1999. If you are a shareholder of record as of the close of business on January 12, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the Franklin Michigan Tax-Free Income Fund and Franklin Indiana Tax-Free Income Fund or to reopen your account in those funds.



              Please keep this supplement for future reference.